Exhibit 10.9

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

GENERAL DELIVERY SERVICE AGREEMENT

between

ParcelPal Technology Inc.

and

CareRx Corporation

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
Table of Contents

Parties	1
Agreed terms	1
1.Interpretation	1
1.1 Definitions.	1
2. CareRx’s Responsibilities / Obligations	3
2.1 CareRx shall:	3
3. ParcelPal’s Responsibilities / Obligations	4
3.1 ParcelPal shall:	4
4. Charges and payment	5
5. Consequences of termination	6
6. Force majeure	7
7. Cargo Loss	8
8. Counterparts	8
8. Confidentiality and Publicity	8
9. Mutual Indemnification	9
10. Relationship Between the Parties	9
11. Governing laws	9
12. Jurisdiction	9
13. Assignment	9
14. Time of Essence	9
Signatures	10
Appendix A: Delivery Rates / Additional Charges	11
Appendix A: Delivery Rates / Additional Charges	12
Appendix B: Service Map	13
Appendix B: Service Map	14
Appendix C: Hours of Operations	15
Appendix D: Personnel Contact List	16

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
Parties

(1)          ParcelPal Technology Inc., a corporation existing under the laws of the Province of British Columbia, Canada, having a registered office at 190 Alexander Street, Suite 305, Vancouver, British Columbia, V6A 2S5 (“ParcelPal”).

(2)          CareRx Corporation, a corporation existing under the laws of Canada, having a registered office at 20 Eglinton Ave West, Suite 2100 Toronto ON, M4R-1K8 (“CareRx”).

Agreed terms

1.	Interpretation

The following definitions and rules of interpretation apply in this agreement.

1.1	Definitions.

●          Affiliate: any entity that directly or indirectly Controls, is Controlled by, or is under common Control with another entity.

●          Applicable Laws: all laws, statutes, regulations, judgments and decrees and all official directives, rules, consents, approvals, by-laws, permits, authorizations, guidelines, orders and policies of any governmental or regulatory body, that are applicable to a party in the performance of this Agreement.

●          Business Day: any day other than a Saturday or Sunday or statutory holiday, when banks are open for commercial banking business during normal banking hours in Calgary, Alberta.

●          Control: the possession, directly or indirectly, of the power to direct the management and policies of a person, whether through the ownership of voting securities or otherwise.

●          Customer: a customer of CareRx.

●          ParcelPal Materials: all documents, information, items and materials in any form, whether owned by ParcelPal or a third party, which are provided by ParcelPal to CareRx in connection with the DP Platform, DP Service and DP Service Levels.

●          DP Platform the technology platform used by ParcelPal.

●          DP Service: the provision by ParcelPal via the DP Platform of delivery drivers/couriers to make deliveries and the facilitation of the dispatch of delivery orders to such drivers/couriers.

●          DP Service Levels: means the service levels in relation to the DP Service set out in this agreement in section 3 and 4 for both parties responsibilities and obligations.

●          Effective Date: November 1, 2020.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
●          Force Majeure Event: any circumstance not within a party’s reasonable control which has not been caused by such party’s negligence and which such party was unable to prevent or provide against by the exercise of reasonable diligence at a reasonable cost, including, but not limited to the following:

a.	acts of God, flood, drought, earthquake or other natural disaster;

b.	epidemic or pandemic;

c.	terrorist attack, civil war, civil commotion or riots, war, threat of or preparation for war, armed conflict, imposition of sanctions, embargo, or breaking off of diplomatic relations;

d.	nuclear, chemical or biological contamination or sonic boom;

e.	any law or any action taken by a government or public authority, including imposing an export or import restrictions, quota or prohibition, or failing to grant a necessary license or consent;

f.	collapse of buildings, fire, explosion or accident; and

g.	Interruption or failure of utility service.

●          Taxes: goods and services tax and harmonized sales tax payable under the Excise Tax Act (Canada), plus any similar value added or multi-staged tax imposed by any applicable provincial or territorial legislation.

1.2          Clause, Schedule and paragraph headings shall not affect the interpretation of this agreement.

1.3          A person includes a natural person, corporate or unincorporated body (whether or not having separate legal personality).

1.4          A reference to a company shall include any company, corporation or other body corporate, wherever and however incorporated or established.

1.5          Unless the context otherwise requires, words in the singular shall include the plural and, in the plural, shall include the singular.

1.6          Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders.

1.7          This agreement shall be binding on, and ensure to the benefit of, the parties to this agreement and their respective personal representatives, successors and permitted assigns, and references to any party shall include that party’s personal representatives, successors and permitted assigns.

1.8          A reference to a statute or statutory provision is a reference to it as amended, extended or re- enacted from time to time.

1.9          A reference to a statute or statutory provision shall include all subordinate legislation made from time to time under that statute or statutory provision.

1.10        A reference to writing or written includes fax and email.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
1.11          Any obligation on a party not to do something includes an obligation not to allow that thing to be done.

1.12          A reference to this agreement or to any other agreement or document referred to in this agreement is a reference of this agreement or such other agreement or document as varied or novated (in each case, other than in breach of the provisions of this agreement) from time to time.

1.13          References to clauses and Schedules are to the clauses and Schedules of this agreement and references to paragraphs are to paragraphs of the relevant Schedule.

1.14          Where the word including or include is used in this agreement, it means “including (or includes) without limitation”, and any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

2.	CareRx’s Responsibilities / Obligations

2.1	CareRx shall:

(a)	Provide ParcelPal with daily service requirements with [***] advance notice;

(b)	Uploaded csv manifest to the ParcelPal delivery portal for all orders
a.	Next Day Service: Manifest / order requests must be submitted by [***]
b.	Same Day Service: Manifest / order requests must be submitted by [***]
i.	“*[***] rates apply for [***] service in Appendix A.”

(c)	Provide a non-binding [***] forecast of demand by [***] (i.e. [***] scheduled deliveries / updates on new onboarded care homes);

(d)	Tender packages individually identified by ParcelPal order number, customer name, address / postal and any specific notes for drop offs; and

(e)	Co-operate with ParcelPal in all matters relating to the DP Service through proper channels of communication for each request.

2.2          If the performance of ParcelPal’s obligations under this agreement is prevented or delayed by any act or omission of CareRx its agents, sub-contractors, consultants or employees, then, without prejudice to any other right or remedy it may have, ParcelPal shall be allowed an extension of time to perform its obligations equal to the delay caused by CareRx.

2.3          CareRx shall appoint a named individual (whose contact details shall be provided to ParcelPal and updated as necessary from time to time) who shall have authority to bind CareRx contractually on all matters relating to this agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
3.	ParcelPal’s Responsibilities / Obligations

3.1	ParcelPal shall:

(a)	Provide CareRx with delivery services as requested;

(b)	Provide [***]delivery;
i.	Between [***]
ii.	Within [***]
iii.	On all manifests provided [***]in advance
iv.	Pick up at [***], unless changed with written notice / request to ParcelPal [***] in advance

(c)	Provide [***]delivery between;
I.	Between [***]
ii.	Within [***]
iii.	On all manifests provided [***]
iv.	Pick up at [***], unless changed with written notice / request to ParcelPal [***] in advance

(d)	All [***] Deliveries;
i.	Between [***]
ii.	Directly from pick up location to point of delivery
iii.	On all manifests provided with [***]
iv.	With package pick up to [***]

(e)	Provide to CareRx in a timely manner all ParcelPal Materials required in order for CareRx to avail the DP Services and ensure that they are accurate and complete;

(f)	Provide to CareRx from time to time such assistance as CareRx may reasonably require accessing the DP Service;

(g)	Obtain and maintain all necessary licenses and consents and comply Applicable Laws to provide the DP Services;

(h)
Allow and provide CareRx access to such information as CareRx may reasonably require (including data, security access information and software interfaces of other business software application of ParcelPal) to provide a delivery service to the Customers;

(i)
Ensure that during the Term the DP Platform makes available to CareRx in a timely manner time stamped updates from the delivery vehicles/riders and a method of vehicle/driver tracking which can be pushed through API; and

(j)
Ensure that all drivers maintain commercial insurance in amounts as may be required by CareRx from time to time, including a minimum of [***] in automobile liability insurance for the delivery driver who works with any of CareRx’s deliveries.

3.2          If CareRx’s performance of its obligations under this agreement is prevented or delayed by any act or omission of ParcelPal, its agents, subcontractors, consultants or employees, then, without prejudice to any other right or remedy it may have, CareRx shall be allowed an extension of time to perform its obligations equal to the delay caused by ParcelPal.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
3.3          ParcelPal shall use its best endeavors during the Term to ensure that the fleet of delivery vehicles adhere to the service level agreements with Customers, details of which shall be provided to ParcelPal by CareRx as requested.

3.4          ParcelPal shall appoint a named individual (whose contact details shall be provided to CareRx and updated as necessary from time to time) who shall have the authority to bind ParcelPal contractually on all matters relating to this agreement.

4.	Charges and payment

4.1          CareRx shall pay the following charges according to the following rates and those set forth in Appendices A, B and C:

(a)
Delivery charges are based on a tiered system based on the daily volume. Each package will be delivered within the defined delivery zone to a customer of CareRx at their request. The current zones are outlined within the shipping table and maps in Appendices B and C. Pricing is as specified in Appendix A, and may be changed upon the prior written agreement of CareRx with [***]notice.

(b)	The defined delivery zone shall comprise the area within each map in Appendix B for CareRx based on geographic location of each pickup facility;
a.	Calgary Pick up: [***]
b.	Edmonton Pick up: [***]

(c)	The rates are defined in Appendix A and based on volume.

(d)	Rates in Appendix A are based on [***]delivery, with [***]notice on the manifest. (cut off time is [***]).

(e)	All [***]orders need to be submitted by [***]prior to delivery or they will be charged at [***]rate.

(f)	Any orders provided with [***]notice require rental of a courier at [***] (additional delivery at [***])

(g)	Deliveries outside of the zone defined in Appendix B will have an additional charge of [***]exceeding or part thereof.

(h)	All orders that have the same address will be charged the [***] rate per [***]based on the [***]and all orders / packages exceeding that will be charged at [***]

a.	Once exceeding [***], with all drop offs to the same location address will be charged at [***]if multiple drops are required

(i)	All return and re-attempt deliveries are at the [***] rate of [***].

a.	Limited to standard parcel sizes and weight restrictions

(j)	ParcelPal will offer refunds on a case by case basis where the services were not fulfilled within the time requirements of this agreement.

4.2          ParcelPal shall invoice CareRx at the end of [***] for DP Service performed during that month. Billing will be sent out no later than [***]after the month end and will begin the month following the agreement date.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
4.3          CareRx shall pay each undisputed invoice or amounts within such invoice as are undisputedly submitted to it by ParcelPal within [***]of receipt to a bank account nominated in writing by ParcelPal from time to time.

4.4          All sums payable to ParcelPal under this agreement are exclusive of Taxes, and CareRx shall in addition pay an amount equal to any Taxes chargeable on those sums on delivery of an invoice for such Taxes.

5.	Consequences of termination

5.1          This agreement shall commence on the Effective Date and expire on November 1, 2021 (the “Initial Term”), unless earlier terminated in accordance with this agreement, provided that if a termination notice is not provided by either party on or prior to [***]prior to the end of the Initial Term, this agreement shall automatically renew for successive one-year terms (each, a “Renewal Term”, and together with the Initial Term, the “Term”).

5.2         This Agreement may be terminated in the following circumstances:

(a)	By CareRx for convenience upon [***] written notice to ParcelPal;

(b)
Immediately by a party if the other party fails to perform or is otherwise in breach of its obligations under this agreement, provided that the non-breaching party first provides a written notice to the breaching party, and in the event that the breach is capable of remedy, the breaching party shall have [***]to remedy the breach;

(c)	By a party upon a Force Majeure Event in accordance with Section 6.4;

(d)
Automatically if either party shall cease to have the licenses and/or accreditations necessary for it to conduct the business or perform its obligations contemplated for it hereunder, or if such party otherwise ceases to conduct business; or

(e)
Immediately by a party if the other party is subject to an order, judgment, or decree shall be entered by a court of competent jurisdiction or upon an application of a creditor, adjudicating a party to be bankrupt or insolvent, or approving a petition seeking reorganization of such party or appointing a receiver, trustee or liquidator of such party or of all or a substantial part of its assets.

5.3         On termination or expiry of this agreement:

(a)          CareRx shall pay to ParcelPal all charges outstanding to ParcelPal and, in respect of the DP Service supplied but for which no invoice has been submitted, ParcelPal may submit an invoice;

(b)          ParcelPal shall immediately end provision of the DP Service;

(c)          ParcelPal shall immediately return to CareRx any property of CareRx provided by CareRx to ParcelPal as part of the Service;

(d)          CareRx shall on request return any of ParcelPal materials used up in the provision of the service; and

(e)          any provisions that by their nature survive termination of this agreement shall continue to apply.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
5.2 Termination or expiry of this agreement shall not affect any rights, remedies, obligations or liabilities of the parties that have accrued up to the date of termination or expiry, including the right to claim damages in respect of any breach of the agreement which existed at or before the date of termination or expiry.

6.	Force majeure

6.1          Provided it has complied with clause 6.3, if a party is prevented, hindered or delayed in or from performing any of its obligations under this agreement by a Force Majeure Event (such party, an “Affected Party”), the Affected Party shall not be in breach of this agreement or otherwise liable for any such failure or delay in the performance of such obligations. The time for performance of such obligations shall be extended accordingly.

6.2          The corresponding obligations of the other party will be suspended, and it’s time for performance of such obligations extended, to the same extent as those of the Affected Party.

6.3          The Affected Party shall:

(a)          as soon as reasonably practicable after the start of the Force Majeure Event but no later than 3 days from its start, notify the other party in writing of the Force Majeure Event, the date on which it started, its likely or potential duration, and the effect of the Force Majeure Event on its ability to perform any of its obligations under the agreement; and

(b)          use all reasonable endeavors to mitigate the effect of the Force Majeure Event on the performance of its obligations.

6.4          If the Force Majeure Event prevents, hinders or delays the Affected Party’s performance of its obligations for a continuous period of more than four weeks, the party not affected by the Force Majeure Event may terminate this agreement by giving one week’s written notice to the Affected Party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
7.	Cargo Loss

ParcelPal be liable to CareRx for loss, damage, or injury to the shipment(s) while such shipment(s) are in the possession or under the control of ParcelPal (including its subcontractors or agents) or resulting from ParcelPal (including its subcontractors or agents) performance of or failure to properly perform the transportation services provided for in this agreement or arising from any cause while in the possession of or under the control of ParcelPal (including its negligence); provided, however, that ParcelPal shall not be liable for any loss, damage or injury arising out of the acts or omissions of CareRx’s or CareRx’s consignees, employees or subcontractors of either, Force Majeure Event, the inherent nature of the shipment, their packing or packaging or the loading and unloading of the shipments by CareRx.

8.	Counterparts

8.1          This agreement may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement.

8.2          Transmission of an executed counterpart of this agreement (but for the avoidance of doubt not just a signature page) by email (in PDF, JPEG or other agreed format) shall take effect as delivery of an executed counterpart of this agreement. If such method of delivery is adopted, without prejudice to the validity of the agreement thus made, each party shall provide the other with the original of such counterpart as soon as reasonably possible thereafter.

8.3          No counterpart shall be effective until each party has executed and delivered at least one counterpart.

8.	Confidentiality and Publicity

(a)
As used in this Agreement, the words “Confidential Information” means all information which is disclosed at any time by one party (the “Disclosing Party”) to the other party (the “Receiving Party”) which the Disclosing Party considers confidential, regardless of whether such information is in oral, visual, electronic, written or other form and whether or not identified as confidential information, including, without limitation, technical, business, financial and marketing information, information on patients or residents, personal health information and other information about identifiable individuals. “Confidential Information” shall not include such portions of the Confidential Information which (i) become generally available to the public other than as a result of a disclosure by the Receiving Party in breach hereof, (ii) are received by the Receiving Party from an independent third party who had obtained the Confidential Information lawfully, (iii) the Receiving Party can show were in its lawful possession before it received such Confidential Information from the Disclosing Party, or (iv) the Receiving Party can show was independently developed by the Receiving Party or on the Receiving Party’s behalf.

(b)
The Receiving Party agrees to (i) hold in strict confidence all Confidential Information of the Disclosing Party, (ii) use the Confidential Information solely to perform its obligations or to exercise its rights under this Agreement, and (iii) use the same degree of care to protect Confidential Information in its possession as it uses to protect its own Confidential Information of like nature, but in no circumstances less than reasonable care.

(c)
In the event that the Receiving Party becomes legally compelled to disclose any of the Confidential Information, the Receiving Party will promptly provide the Disclosing Party with written notice so that the Disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this agreement.

(d)
Except as required by Applicable Law, neither party shall make any public reference in any manner (including without limitation in any press release, customer list, website, presentation or other media or method) to the other party, this agreement, or the relationship created thereby without the prior written consent of the other party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

9.	Mutual Indemnification

Each party agrees to indemnify and hold harmless the other with respect to any loss, damage or claim resulting from or relating to third party claims arising from or relating to its negligent acts or omissions or those of its representatives under this agreement.

10.	Relationship Between the Parties

The relationship between ParcelPal and CareRx is one of independent contractor. This agreement is not intended to create, and shall not be construed as creating, between the parties the relationship of principal and agent, joint venturers, partners or any similar relationship, the existence of which is hereby expressly denied, nor shall ParcelPal be considered in any sense an affiliate of the CareRx or vice versa.

11.	Governing laws

This agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

12.	Jurisdiction

Each party irrevocably agrees that the courts of the Province of Alberta in the City of Calgary shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this agreement or its subject matter or formation. This agreement has been entered into as of the date first set out above.

13.	Assignment

Neither party may assign this agreement without the prior written consent of the other party.

14.	Time of Essence

Time shall, in all respects, be of the essence of each and every part of this agreement.

IN WITNESS HEREOF each Party hereto has caused this agreement to be executed by its duly authorized representatives.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
Signatures

CareRx Corporation:

Signature: /s/ Ryan Stempfle

Date of Signature: Nov 19, 2020

Name: Ryan Stempfle
Title: VP & General Manager, Western Canada

ParcelPal Technology Inc.

Signature: /s/ Rich Wheeless

Date of Signature: November 19,  2020

Name: Rich Wheeless
Title: Chief Executive Officer

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
Appendix A: Delivery Rates / Additional Charges

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
Appendix A: Delivery Rates / Additional Charges

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
Appendix B: Service Map

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
Appendix B: Service Map

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
Appendix C: Hours of Operations
Note: All times in MST

Next Day Delivery (24 HOURS NOTICE)

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Same Day Delivery / RUSH

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
*Same day orders may be subjected to later pick up times

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, IS OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
Appendix D: Personnel Contact List

Name	Company	Email	Phone
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]